Exhibit 10.1

NOTE AND OTHER LOAN DOCUMENTS MODIFICATION AGREEMENT

THIS NOTE AND OTHER LOAN DOCUMENTS MODIFICATION AGREEMENT (the "Agreement") made effective as of the 31st day of December, 2015 (the "Effective Date"), between REVERE HIGH YIELD FUND, LP, a Delaware limited partnership having an address of 2000 McKinney Avenue, Suite 2125, Dallas, Texas 75201, (the "Lender"), RANOR, INC., a Delaware corporation having an address of 1 Bella Drive, Westminster, Massachusetts 01473 (the "Borrower") and TECHPRECISION CORPORATION, a Delaware corporation having an address of Suite 909, 992 Old Eagle School Road, Wayne, PA 19087 (the "Guarantor").  By execution of this Agreement, Guarantor agrees and consents to be bound by all of the terms set forth herein.

W I T N E S S E T H:

WHEREAS, Lender made a loan to Borrower (the "Note A Loan") in the original principal amount of ONE MILLION FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($1,500,000.00), which Note A Loan is evidenced by a Term Note in the amount of ONE MILLION FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($1,500,000.00) from Borrower to Lender dated as of December 22, 2014 (the "Note A");

WHEREAS, Lender made a loan to Borrower (the "Note B Loan"; the Note B Loan and the Note A Loan are collectively referred to herein as the "Loan") in the original principal amount of SEVEN HUNDRED FIFTY THOUSAND AND 00/100 DOLLARS ($750,000.00), which Note B Loan is evidenced by a Term Note in the amount of SEVEN HUNDRED FIFTY THOUSAND AND 00/100 DOLLARS ($750,000.00) from Borrower to Lender dated as of December 22, 2014 (the "Note B"; Note B and Note A are collectively referred to herein as the "Note");

WHEREAS, the Note was executed in connection with and secured by, among other things, (i) that certain Term Loan and Security Agreement dated as of December 22, 2014 by and between Borrower and Lender (the "Loan Agreement"); (ii) the Guaranty; (iii) the Mortgage; (iv) the Assignment of Leases and Rents; (v) the Environmental Indemnity; and (vi) all other loan documents executed by Borrower in favor of Lender in connection with the Loan (all of the foregoing subparagraphs (i) through (vi), collectively, the "Loan Documents");

WHEREAS, all terms defined in the Loan Agreement are used herein with their defined meanings unless otherwise provided;

WHEREAS, Borrower and Lender are mutually desirous of extending the maturity date of the Note; and

NOW, THEREFORE, in consideration of One ($1.00) Dollar and other valuable consideration, each to the other in hand paid, receipt thereof being hereby acknowledged, and in consideration of the mutual covenants herein contained, the parties hereto hereby agree as follows:

1.	The Maturity Date (as defined in the Loan Agreement, the Note A and the Note B) is hereby extended from December 31, 2015 to January 22, 2016. Borrower acknowledges and agrees that it hereby waives its right to extend the Maturity Date for six (6) months as is set forth in Section 2.03 of the Loan Agreement.

2.	The Loan Agreement is hereby modified as follows:
a.	All references to the term "Note", "Note A," and "Note B" shall be deemed to mean the "Note", "Note A," and "Note B", as the case may be, as modified by this Agreement.
b.	The term "Loan Documents" shall be deemed to mean and include the Note and all other Loan Documents as modified by this Agreement.

3.	The other Loan Documents are hereby modified as follows:
a.	All references to the term "Note", "Note A," and "Note B" shall be deemed to mean the "Note", "Note A," and "Note B", as the case may be, as modified by this Agreement.
b.	The term "Loan Documents" shall be deemed to mean and include the Note and all other Loan Documents as modified by this Agreement.

4.	All of the other terms and conditions of the Loan Documents shall remain the same and in full force and effect, except as specifically amended herein. Borrower hereby reaffirms the Note, the Mortgage, the Loan Agreement and the other Loan Documents, and acknowledges that Borrower has no setoffs, counterclaims or defenses to any of the Loan Documents.

5.	Any default by Borrower in any of the covenants herein made shall, at the option of Lender, or its successors and assigns, constitute an Event of Default under the Loan Documents entitling Lender, or its successors or assigns, to any or all of the other remedies it or they may have thereunder.

6.	All of the Borrower Collateral (as defined in the Loan Agreement) and the Collateral (as defined in the Mortgage) shall remain in all respects subject to the lien, charge and encumbrance of the Loan Agreement and Mortgage, as the case may be, and nothing herein contained and nothing done pursuant hereto, shall affect or be construed to affect the lien, charge or encumbrance of the Loan Agreement and Mortgage, as the case may be or the priority thereof over all liens, charges or encumbrances, except as expressly provided herein.

7.	This Agreement shall be binding upon Borrower and any subsequent owner of the Collateral or any part thereof (provided, however, that any provisions against sale or transfer contained in the Mortgage shall remain in full force and effect) and shall be binding and inure to the benefit of Lender, its successors and assigns, including any subsequent holder of the Mortgage.

8.	BORROWER, AND ANY SUBSEQUENT ENDORSER, GUARANTOR OR OTHER ACCOMMODATION MAKER, EACH HEREBY WAIVE PRESENTMENT, DEMAND FOR PAYMENT AND NOTICE OF DISHONOR, TOGETHER WITH ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION WITH RESPECT TO THE NOTE, THE MORTGAGE, THE OTHER LOAN DOCUMENTS OR THIS AGREEMENT AND AS TO ANY ISSUES ARISING RELATING TO THE NOTE, THE MORTGAGE, THE OTHER LOAN DOCUMENTS OR THIS AGREEMENT.

9.	Guarantors hereby consent to the terms of this Agreement and reaffirm their obligations under Guaranty and the Indemnity, agree that such Guaranty and Indemnity continue to be binding and enforceable obligations of the Guarantors, and acknowledge that Borrower has no setoffs, counterclaims or defenses to any of the Guaranty or Indemnity.

10.	This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same Agreement.

11.	This Agreement shall be governed and construed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts, without regard to conflict of law provisions thereof.

12.	As a material inducement to Lender to enter into this Agreement, Borrower and Guarantor hereby acknowledge, admit, and agree that, as of the date hereof, there exist no rights of offset, defense, counterclaim, claim, or objection in favor of Borrower or Guarantor against Lender with respect to the Note, the Loan Agreement or any of the other Loan Documents, or alternatively, that any and all such rights of offset, defense, counterclaim, claim, or objection which they may have or claim, of any nature whatsoever, whether known or unknown, are hereby expressly and irrevocably waived and released. Borrower and Guarantor hereby release and forever discharge Lender, its directors, officers, employees, administrators, subsidiaries, affiliates, attorneys, agents, successors, and assigns from any and all rights, claims, demands, actions, causes of action, suits, proceedings, agreements, contracts, judgments, damages, debts, costs, expenses, promises, agreements, duties, liabilities, or obligations, whether in law or in equity, known or unknown, choate or inchoate, which they had, now have, or hereafter may have, arising under or in any manner relating to, whether directly or indirectly, the Note, the Loan Agreement, any other Loan Document or any transaction contemplated by any Loan Document or this Agreement, from the beginning of time until the date of full execution and delivery hereof.

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IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed, sealed and delivered the day and year first above written.

LENDER:

REVERE HIGH YIELD FUND, LP,
a Delaware limited partnership

By:  Revere GP, LLC, its General Partner

By:            Revere Capital, LLC
Its:            Manager

By:            _/s/ Clark Briner________
Name:  Clark Briner

BORROWER:

RANOR, INC.,
a Delaware corporation

By:            /s/ Alexander Shen__________
            Name:            Alexander Shen
            Its:            President

GUARANTOR:

TECHPRECISION CORPORATION
a Delaware corporation

By:            /s/ Leonard M. Anthony______
            Name:            Leonard M. Anthony
            Its:            Executive Chairman

SIGANTURE PAGE TO NOTE AND OTHER LOAN DOCUMENTS MODIFICATION AGREEMENT